UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22417

Destra Investment Trust

(Exact name of registrant as specified in charter)

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 843-6161

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Granahan Small Cap Advantage Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Destra Flaherty & Crumrine Preferred and Income Fund’s and Destra Granahan Small Cap Advantage Fund’s (each, a “Fund” and together, the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.destracapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) through the Fund’s transfer agent by calling toll-free at 844-9DESTRA (933-7872), or if you are a direct investor, by enrolling at www.destracapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 844-9DESTRA (933-7872) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Destra Fund Complex if you invest directly with the Fund.

Fellow Shareholders,

We are pleased to present you with your Fiscal 2019 Annual Report (the “Report”) for the Destra Investment Trust, an open-end investment company series with two Funds, the Destra Flaherty & Crumrine Preferred and Income Fund (“the Preferred Fund”) and the Destra Granahan Small Cap Advantage Fund (“the Small Cap Fund”). This Annual Report covers the period between October 1, 2018 and September 30, 2019 (the “Fiscal Year”).

An Annual Report can serve like an “owner’s manual” for a Fund and you should read it just as carefully. This Report includes a list of the investments for each Fund in the Series, as well as a summary of market conditions over the Fiscal Year and comments from each of the Funds respective Sub-Advisors, that look at the performance during the period covered and provides insights into the managers’ views of the current market and the outlook for their strategies going forward.

For the 12 months ended, September 30, 2019, the Stock market, as represented by the S&P 500 index (“S&P”) returned a seemingly modest 4.25%. But that modest return belied a dramatic series of events in stocks that saw the index fall by over -13.5% in the 4th quarter of 2018 (the first quarter of the Destra Funds’ Fiscal Year) and then rally over +20.5% in the first three quarters of 2019. This extreme market volatility had many investors looking at other asset classes like Bonds and Alternatives as potential diversifiers from the volatility of stocks.

Bonds, as measured by the Bloomberg Barclays US Aggregate Index (“Agg”) returned 10.30% for the Fiscal Year period, handily outpacing Stocks. Alternatives, such as the Morningstar Diversified Alternative Index (“MDA”) were more muted, posting a flat +0.43% return in the Fiscal Year.

By contrast, the Destra Flaherty & Crumrine Preferred and Income Fund returned 10.13% for the Class I shares during the period. This handily outpaced the Stock and Alt indexes and compared very favorably to Bonds during the period.

For the Destra Granahan Small Cap Advantage Fund, the time period is much shorter. This Fund was launched on August 8th, 2019 and only has just over 6 weeks of activity to report on for the period.

The Fund and its Sub-Advisor, Granahan Investment Management (“Granahan”) are new to Destra, but we are thrilled to be working with such a storied and tenured manager. Granahan has over 30 years of experience investing in small cap growth companies and they have managed money for many institutional clients over the years.

Their Advantage Strategy, on which the investment process for the Destra Granahan Small Cap Fund is based, is a limited capacity strategy, looking at the equity of small, growing companies. Granahan believes that enterprise growth often drives a company’s stock price over the long term, while changes in market sentiment can provide opportunity in the short term.

Thank you for being a Shareholder of Destra Funds. We appreciate the trust you have placed in us and our investment partners to manage your money. Please read this Report carefully and be sure to contact your Financial Advisor or Destra Capital if you have any follow on questions.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

Destra Investment Trust

Risk Disclosure
As of September 30, 2019 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in each Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 844-9DESTRA (933-7872) or access our website at www.destracapital.com.

Destra Flaherty & Crumrine Preferred and Income Fund
Discussion of Fund Performance (unaudited)

Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of September 30, 2019
Inception Date: April 12, 2011					Inception Date: November 1, 2011
Share Class	1 Year	3 Year	5 Year	Since Inception	Share Class	1 Year	3 Year	5 Year	Since Inception
Class A at NAV	9.88%	5.59%	6.57%	7.29%	Class C	9.02%	4.79%	5.79%	6.72%
Class A with Load	4.93%	3.98%	5.59%	6.71%	Class C with CDSC	8.02%	4.79%	5.79%	6.72%
Class I	10.13%	5.84%	6.90%	7.63%
ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	9.96%	6.01%	6.48%	7.23%	ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	9.96%	6.01%	6.48%	7.68%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge (CDSC) of 1.00% and a 12b-1 fee of 1.00%.

ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the ICE BofAML Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the ICE BofAML US Capital Securities US Issuers 8% Constrained Index prior to 4/30/2012 and thereafter of the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Growth of an Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from April 12, 2011 to September 30, 2019. The Average Annual and Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited)

Investing Environment

The Fund’s fiscal year had a tumultuous start as the last quarter of 2018 saw nearly all markets (equity, credit, commodities) move lower in price. Intermediate- and longer-term interest rates were volatile, with rates reaching 4 year highs and then moving materially lower by the end of the quarter in a flight-to-quality trade versus other markets. Even though interest rates ultimately moved lower, prices of credit instruments traded down and spreads widened significantly. The selloff reflected an accumulation of factors that had been bubbling under the surface for some time. Top concerns included a global economic slowdown, potential for escalating trade wars and the Federal Reserve tightening credit conditions.

While 2018 ended on a very weak note, 2019 has been a banner year for fixed-income (including preferreds) — fueled primarily by significantly lower interest rates but also tightening credit spreads. The Federal Reserve’s pivot toward easier monetary policy deserves most of the credit for the market’s mood change in 2019. Meanwhile, preferred and other capital securities have continued to benefit from investors’ appetite for yield, along with limited new issue supply and favorable market technicals.

In this environment, long-duration assets have outperformed materially. The preferred and capital securities market, on average, is more intermediate duration given the predominance of fixed-to-float structures. Even though prices have increased, these securities continue to offer extra yield over comparable senior-debt of similar issuers. In other words, they have largely kept pace with the move but still offer healthy subordination premium relative to senior debt. Embedded call options result in negative convexity as prices move higher, so the portfolio’s bias toward longer call protection has proven valuable.

Performance Discussion

Over the trailing fiscal year period ended September 30, 2019, the Fund’s greater call protection was a significant boost to performance. As one would expect during periods of declining interest rates, securities with more call protection (and longer duration) have seen their prices climb higher. Meanwhile, securities nearer to their first call date haven’t seen as much price appreciation since most are expected to be called at par. Securities with more than 5 years of call protection comprised 49% of the Fund portfolio as of September 30, 2019.

When considering performance, it’s important to remember that most of the Fund’s securities offer tax-advantaged income, which further enhances the extra yield earned for subordination (i.e. being lower in the capital structure than senior debt). In recent years, many investors have moved away from evaluating investments on an after-tax basis — and to their detriment since qualified dividend income (QDI) offers a tremendous benefit to U.S. individuals. In taxable accounts, QDI can result in a gross-up factor as high as 1.287(1) versus pre-tax yields. For illustration, in calendar 2018 the portion of the Fund’s Class A, Class I and Class C distributions that were QDI-eligible (as reported on Form 1099-DIV, box 1B) was 80.9%, 81.6% and 78.9% respectively. This means a yield of 5.00% would be a taxable-equivalent yield of 6.17% (assuming 81.6% QDI). We have witnessed a multi-year shift in investor awareness away from investment tax considerations, resulting in almost no yield difference between tax-advantaged and fully-taxable securities (both types are issued in the preferred market) — which implies the QDI benefit is largely underappreciated. Although distribution rates and QDI composition do change each year, shareholders should be aware that QDI is an important benefit of investing in the Fund and should not be ignored.

Perspective & Outlook

Credit quality continues to be a bright spot, particularly in the U.S. A weakening economy could eventually result in earnings pressure, but for financial companies (the primary issuers in the preferred market) this should be isolated to earnings and not be a threat to capital. Bank loan losses could tick higher from recent historical lows, but the banking system is in very good shape to weather a storm. Similarly, insurers face headwinds from low investment yields, but underwriting generally remains sound (and data to better assess risk is expanding rapidly) and liabilities have adjusted over the past decade to accommodate low rates. As has been the case for some time, the global picture is not quite as good — but even so, financials stand above most non-financial companies given continued regulatory oversight and increased levels of common-equity capital.

Risks to our otherwise positive outlook for the preferred market center primarily on a reversal of this year’s decline in interest rates, but that likely results from better-than-expected economic data — which should be good news for credit. Alternatively, a weaker economy could put pressure on spreads (which have narrowed across fixed income this year) that would likely affect preferred and capital securities as well. Longer-term, however, we believe the preferred market continues to be well positioned to provide attractive levels of income.

1     Assumes marginal tax bracket of 37% and 3.8% Medicare tax on investment income

Destra Granahan Small Cap Advantage Fund
Discussion of Fund Performance (unaudited)

Destra Granahan Small Cap Advantage Fund’s Cumulative Total Returns as of September 30, 2019 Inception Date: August 8, 2019
Share Class	Since Inception Cumulative
Class A at NAV	-7.40%
Class A with Load	-11.56%
Class I	-7.50%
Russell 2000 Growth Index	-3.17%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%.

Growth of an Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from August 8, 2019 to September 30, 2019. The Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Granahan Small Cap Advantage Fund
Portfolio Manager Letter (unaudited)
September 30, 2019

Distinguishing Features

As of 9/30/2019, the Destra Granahan Small Cap Advantage portfolio was overweight the technology sector compared to the Russell 2000 Growth benchmark, with a current 32% weighting compared to 18% for the benchmark. In the energy sector, the portfolio now has exposure, though it is nearly equal-weighted to the Index. All other sectors are underweighted versus the benchmark, with financials as the largest underweighting (2% versus 6%). Healthcare has reduced its underweighting (now 25% versus 27%). Smaller relative underweight positions are also in consumer discretionary (11% versus 12%), materials (1% versus 3%) and utilities (1% versus 2%). As of 9/30, the portfolio has no exposure to consumer staples.

Commentary

Market Environment

During the third quarter of 2019, the US market underwent a significant rotation that might be summed up as “Risk Off.” Investors may be worried given the uncertainties about economic issues (trade wars, and whether a recession is imminent) and political issues (US Election, Brexit). The market ended the quarter down, with the Russell 2000 Growth posting -4.17%. The year-to-date return is +15.34%.

Performance Discussion

In the Fund’s shortened quarter and Fiscal Year (Fund Inception date August 8th, 2019), the Destra Granahan Small Cap Advantage Fund’s Class I shares underperformed the Russell 2000 Growth returning -7.50% versus -3.17%. Stock selection in industrials and consumer discretionary sectors accounted for much of the period’s underperformance. Stock selection in financial services, technology and materials also weighed on performance, plus the portfolio’s underweighting in financial services hurt relative performance. Healthcare was the bright spot due to both stock selection and the underweighting of the sector. The portfolio’s lack of exposure to the consumer staples sector also hurt relative performance this quarter.

With respect to our LifeCycles process, the Pioneer holdings were the largest drag on performance in the quarter. Core Growth also was a negative, while the portfolio’s Special Situation holdings outperformed the overall Index. The period’s largest detractors included four Pioneer holdings — 2U (consumer discretionary), Carbonite and ShotSpotter (technology), and Fluidigm Corporation (healthcare). Luxfer Holdings PLC (industrials, Special Situation) rounded out the bottom five.

On the positive side, the quarter’s top 5 performers were from all three LifeCycle categories and represented four sectors: LivePerson (technology, Special Situation) was the top contributor, followed by CoStar Group (industrial, Core Growth), Medicines Company and Oxford Immunotec Global PLC (both healthcare, Pioneer), and Tower International (consumer discretionary, Special Situation).

Outlook

Investors’ fears aside, US GDP growth is reasonable, interest and tax rates are low, corporate cash flows and balance sheets are healthy, and consumer confidence is good. While we have no crystal ball (nor do we believe that there is a reliable one out there), we are focused on executing our process as tightly as possible. As bottom up investors, stock selection drives performance, so we closely monitor the fundamentals to make sure we aren’t missing anything from a company level. On a valuation basis, we continue to make portfolio adjustments based on valuation, conviction, risk/reward, and portfolio diversification, including across LifeCycle categories.

Disclosure:

The information provided in this commentary should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Overview of Fund Expenses
As of September 30, 2019 (unaudited)

As a shareholder of the Destra Investment Trust, you incur management fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Destra Flaherty & Crumrine Preferred and Income Fund	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratio(1)	Expenses Paid During Period 4/1/19 – 9/30/19(1)
Class A
Actual	$1,000.00	$1,073.40	1.45%	$ 7.53
Hypothetical (5% return before expenses)	1,000.00	1,017.74	1.45%	7.33
Class C
Actual	1,000.00	1,069.00	2.20%	11.40
Hypothetical (5% return before expenses)	1,000.00	1,013.98	2.20%	11.09
Class I
Actual	1,000.00	1,074.40	1.20%	6.23
Hypothetical (5% return before expenses)	1,000.00	1,018.99	1.20%	6.06
Destra Granahan Small Cap Advantage Fund	Beginning Account Value 8/8/19	Ending Account Value 9/30/19	Annualized Expense Ratio(2)	Expenses Paid During Period 8/8/19 – 9/30/19
Class A
Actual	1,000.00	926.00	1.75%(2)	2.49(2)
Hypothetical (5% return before expenses)	1,000.00	1,016.23	1.75%(3)	8.85(3)
Class I
Actual	1,000.00	925.00	1.50%(2)	2.14(2)
Hypothetical (5% return before expenses)	1,000.00	1,017.46	1.50%(3)	7.61(3)

1     Expenses are equal to the Destra Flaherty & Crumrine Preferred and Income Fund’s annualized expense ratios for the period April 1, 2019 through September 30, 2019, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2     Expenses are equal to the Destra Granahan Small Cap Advantage Fund’s annualized expense ratio for the period August 8, 2019 (commencement of operations) through September 30, 2019, multiplied by the average account value over the period, multiplied by 54/365 (to reflect the partial year period).

3     Expenses are equal to the Destra Granahan Small Cap Advantage Fund’s annualized expense ratio for the period August 8, 2019 (commencement of operations) through September 30, 2019, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments
As of September 30, 2019
Shares or Principal Amount		Moody’s Ratings	Value
	PREFERRED SECURITIES – 76.9%
	BANKS – 36.2%
	Bank of America Corp.
332,000	5.526%, 3-Month USD Libor + 3.387%, Series V(1)(2)	Baa3	$332,936
350,000	5.875% to 03/15/28 then 3-Month USD Libor + 2.931%, Series FF(1)	Baa3	378,315
500,000	6.100% to 03/17/25 then 3-Month USD Libor + 3.898%, Series AA(1)	Baa3	546,607
2,000,000	6.250% to 09/05/24 then 3-Month USD Libor + 3.705%, Series X(1)	Baa3	2,176,430
250,000	6.300% to 03/10/26 then 3-Month USD Libor + 4.553%, Series DD(1)	Baa3	281,464
4,525,000	6.500% to 10/23/24 then 3-Month USD Libor + 4.174%, Series Z(1)	Baa3	5,037,298
1,110,000	BB&T Corp., 4.800% to 09/01/24 then USD 5 Year Tsy + 3.003%, Series N(1)	Baa1	1,111,376
182,000	Capital One Financial Corp., 5.000%(1)	Baa3	4,544,540
	Citigroup, Inc.
4,560,000	5.950% to 05/15/25 then 3-Month USD Libor + 3.905%, Series P(1)	Ba1	4,831,890
1,700,000	6.250% to 08/15/26 then 3-Month USD Libor + 4.517%, Series T(1)	Ba1	1,894,828
108,199	6.875% to 11/15/23 then 3-Month USD Libor + 4.130%, Series K(1)	Ba1	3,040,392
16,400	7.125% to 09/30/23 then 3-Month USD Libor + 4.040%, Series J(1)	Ba1	465,760
	Citizens Financial Group, Inc.
1,750,000	5.500% to 04/06/20 then 3-Month USD Libor + 3.960%, Series A(1)	BB+(3)	1,763,484
150,000	6.350% to 04/06/24 then 3-Month USD Libor + 3.642%, Series D(1)	BB+(3)	4,222,500
	CoBank ACB
11,790	6.200% to 01/01/25 then 3-Month USD Libor + 3.744%, Series H(1)(4)	BBB+(3)	1,256,932
8,400	6.250% to 10/01/22 then 3-Month USD Libor + 4.557%, Series F(1)(4)	BBB+(3)	898,800
500,000	6.250% to 10/01/26 then 3-Month USD Libor + 4.660%, Series I(1)(4)	BBB+(3)	536,250
Shares or Principal Amount		Moody’s Ratings	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
	Fifth Third Bancorp
45,761	6.000%, Series A(1)	Baa3	$1,271,241
24,516	6.625% to 12/31/23 then 3-Month USD Libor + 3.710%, Series I(1)	Baa3	686,448
8,000	First Horizon National Corp., 6.200%, Series A(1)	Ba2	207,520
	Goldman Sachs Group, Inc.
600,000	5.500% to 08/10/24 then USD 5 Year Tsy + 3.623%, Series Q(1)	Ba1	630,750
103,105	6.375% to 05/10/24 then 3-Month USD Libor + 3.550%, Series K(1)	Ba1	2,866,319
49,593	Huntington Bancshares, Inc., 6.250%, Series D(1)	Baa3	1,304,296
	JPMorgan Chase & Co.
900,000	5.000% to 08/01/24 then 3-Month SOFR + 3.380%, Series FF(1)	Baa2	921,258
1,450,000	5.639%, 3-Month USD Libor + 3.320%, Series V(1)(2)	Baa2	1,451,812
4,704,000	5.736%, 3-Month USD Libor + 3.470%, Series I(1)(2)	Baa2	4,733,198
1,400,000	6.750% to 02/01/24 then 3-Month USD Libor + 3.780%, Series S(1)	Baa2	1,555,001
	KeyCorp
4,350,000	5.000% to 09/15/26 then 3-Month USD Libor + 3.606%, Series D(1)	Baa3	4,500,532
30,800	6.125% to 12/15/26 then 3-Month USD Libor + 3.892%, Series E(1)	Baa3	885,500
2,500,000	Lloyds Bank PLC, 12.000% to 12/16/24 then 3-Month USD Libor + 11.756%(1)(4)	Baa3	3,009,075
700,000	M&T Bank Corp., 6.450% to 02/15/24 then 3-Month USD Libor + 3.610%, Series E(1)	Baa2	763,500
15,000	Merchants Bancorp, 6.000% to 10/01/24 then 3-Month USD Libor + 4.569%, Series B(1)	NR(5)	398,700
	Morgan Stanley
171,717	5.850% to 04/15/27 then 3-Month USD Libor + 3.491%, Series K(1)	Ba1	4,687,874
24,190	6.375% to 10/15/24 then 3-Month USD Libor + 3.708%, Series I(1)	Ba1	675,869

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2019
Shares or Principal Amount		Moody’s Ratings	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
164,500	6.875% to 01/15/24 then 3-Month USD Libor + 3.940%, Series F(1)	Ba1	$4,609,290
165,285	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3-Month USD Libor + 3.821%, Series A(1)	Ba1	4,603,187
106,311	People’s United Financial, Inc., 5.625% to 12/15/26 then 3-Month USD Libor + 4.020%, Series A(1)	Ba1	2,924,616
	Regions Financial Corp.
90,500	5.700% to 08/15/29 then 3-Month USD Libor + 3.148%, Series C(1)	Ba1	2,560,245
74,300	6.375% to 09/15/24 then 3-Month USD Libor + 3.536%, Series B(1)	Ba1	2,066,283
1,250	Sovereign Real Estate Investment Trust, 12.000%, Series A(1)(4)	Ba1	1,362,769
20,402	Sterling Bancorp, 6.500%, Series A(1)	NR(5)	564,115
2,569,000	SunTrust Banks, Inc., 5.050% to 06/15/22 then 3-Month USD Libor + 3.102%, Series G(1)	Baa3	2,603,630
67,922	Synovus Financial Corp., 5.875% to 07/01/24 then USD 5 Year Tsy + 4.127%, Series E(1)	Ba3	1,812,159
72,679	Texas Capital Bancshares, Inc., 6.500%, Series A(1)	Ba2	1,921,633
15,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3-Month USD Libor + 4.088%, Series B(1)	NR(5)	400,500
	Valley National Bancorp
2,022	5.500% to 09/30/22 then 3-Month USD Libor + 3.578%, Series B(1)	BB(3)	52,228
30,345	6.250% to 06/30/25 then 3-Month USD Libor + 3.850%, Series A(1)	BB(3)	911,564
	Wells Fargo & Co.
12,700	5.850% to 09/15/23 then 3-Month USD Libor + 3.090%, Series Q(1)	Baa2	335,534
1,557,000	5.875% to 06/15/25 then 3-Month USD Libor + 3.990%, Series U(1)	Baa2	1,717,457
20,000	6.625% to 03/15/24 then 3-Month USD Libor + 3.690%, Series R(1)	Baa2	558,200
Shares or Principal Amount		Moody’s Ratings	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
267	7.500%, Series L(1)(6)	Baa2	$406,505
	Zions Bancorp NA
43,000	5.800% to 06/15/23 then 3-Month USD Libor + 3.800%, Series I(1)	BB+(3)	43,676
2,000	6.300% to 03/15/23 then 3-Month USD Libor + 4.240%, Series G(1)	BB+(3)	55,180
			93,377,466
	FINANCIAL SERVICES – 1.2%
450,000	AerCap Global Aviation Trust, 6.500% to 06/15/25 then 3-Month USD Libor + 4.300%, 06/15/45(4)	Ba1	488,250
590,000	E*TRADE Financial Corp., 5.300% to 03/15/23 then 3-Month USD Libor + 3.160%, Series B(1)	Ba2	585,997
	General Motors Financial Co., Inc.
560,000	5.750% to 09/30/27 then 3-Month USD Libor + 3.598%, Series A(1)	Ba2	542,651
600,000	6.500% to 09/30/28 then 3-Month USD Libor + 3.436%, Series B(1)	Ba2	603,912
7,000	National Rural Utilities Cooperative Finance Corp., 5.500%, 05/15/64	A3	192,010
21,000	Stifel Financial Corp., 6.250%, Series B(1)	BB-(3)	577,500
			2,990,320
	INSURANCE – 21.4%
1,151,000	ACE Capital Trust II, 9.700%, 04/01/30	Baa1	1,716,026
95,600	Allstate Corp., 5.100%, Series H(1)	Baa2	2,510,456
1,515,000	American International Group, Inc., 8.175% to 05/15/38 then 3-Month USD Libor + 4.195%, 05/15/58	Baa2	2,006,966
	Arch Capital Group, Ltd.
13,000	5.250%, Series E(1)	Baa3	329,680
22,247	5.450%, Series F(1)	Baa3	573,750
	Aspen Insurance Holdings, Ltd.
25,000	5.625%(1)	Baa3	653,000
19,543	5.950% to 07/01/23 then 3-Month USD Libor + 4.060%(1)	Baa3	552,090

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2019
Shares or Principal Amount		Moody’s Ratings	Value
	PREFERRED SECURITIES (continued)
	INSURANCE (continued)
88,000	Athene Holding, Ltd., 6.350% to 06/30/29 then 3-Month USD Libor + 4.253%, Series A(1)	BBB-(3)	$2,476,320
183,598	Axis Capital Holdings, Ltd., 5.500%, Series E(1)	Baa3	4,729,484
8,000,000	Catlin Insurance Co., Ltd., 5.278%, 3-Month USD Libor + 2.975%(1)(2)(4)	A-(3)	8,020,160
100,435	Delphi Financial Group, Inc., 5.348%, 3-Month USD Libor + 3.190%, 05/01/37(2)	BBB-(3)	2,310,005
45,400	Enstar Group, Ltd., 7.000% to 09/01/28 then 3-Month USD Libor + 4.015%, Series D(1)	BB+(3)	1,231,248
196,000	Everest Reinsurance Holdings, Inc., 4.543%, 3-Month USD Libor + 2.385%, 05/01/37(2)	Baa2	178,183
7,103,000	Liberty Mutual Group, Inc., 7.800% to 03/15/37 then 3-Month USD Libor + 3.576%, 03/15/37(4)	Baa3	9,422,804
	MetLife, Inc.
375,000	9.250% to 04/08/38 then 3-Month USD Libor + 5.540%, 04/08/38(4)	Baa2	545,286
1,937,000	10.750% to 08/01/39 then 3-Month USD Libor + 7.548%, 08/01/39	Baa2	3,122,183
	PartnerRe, Ltd.
141,098	5.875%, Series I(1)	Baa2	3,678,425
42,901	7.250%, Series H(1)	Baa2	1,163,046
4,500,000	Provident Financing Trust I, 7.405%, 03/15/38	Baa3	5,272,177
111,000	Reinsurance Group of America, Inc., 5.750% to 06/15/26 then 3-Month USD Libor + 4.040%, 06/15/56	Baa2	3,141,300
23,000	Voya Financial, Inc., 5.350% to 09/15/29 then USD 5 Year Tsy + 3.210%, Series B(1)	Ba2	631,350
28,768	W.R. Berkley Corp., 5.750%, 06/01/56	Baa2	741,351
			55,005,290
Shares or Principal Amount		Moody’s Ratings	Value
	PREFERRED SECURITIES (continued)
	UTILITIES – 10.2%
41,000	Algonquin Power & Utilities Corp., 6.200% to 07/01/24 then 3-Month USD Libor + 4.010%, 07/01/79, Series 19-A	BB+(3)	$1,124,220
646,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3-Month USD Libor + 3.270%, Series A(1)	Ba1	680,377
109,000	CMS Energy Corp., 5.875%, 03/01/79	Baa2	3,079,250
3,576,000	ComEd Financing III, 6.350%, 03/15/33	Baa2	3,879,960
2,000,000	Duke Energy Corp., 4.875% to 09/16/24 then USD 5 Year Tsy + 3.388%, Series B(1)	Baa3	2,053,250
3,310,000	Emera, Inc., 6.750% to 06/15/26 then 3-Month USD Libor + 5.440%, 06/15/76, Series 16-A	Ba2	3,637,756
79,020	Integrys Holding, Inc., 6.000% to 08/01/23 then 3-Month USD Libor + 3.220%, 08/01/73	Baa2	2,177,001
2,185,000	NextEra Energy Capital Holdings, Inc., 5.650% to 05/01/29 then 3-Month USD Libor + 3.156%, 05/01/79, Series O	Baa2	2,375,126
285,000	NiSource, Inc., 5.650% to 06/15/23 then USD 5 Year Tsy + 2.843%, Series A(1)	Ba1	286,629
103,604	SCE Trust V, 5.450% to 03/15/26 then 3-Month USD Libor + 3.790%, Series K(1)	Ba1	2,535,190
192,087	SCE Trust VI, 5.000%, Series L(1)	Ba1	4,546,699
			26,375,458
	ENERGY – 5.9%
	DCP Midstream LP
1,300,000	7.375% to 12/15/22 then 3-Month USD Libor + 5.148%, Series A(1)	B1	1,236,976
3,900	7.875% to 06/15/23 then 3-Month USD Libor + 4.919%, Series B(1)	B1	93,834
1,000,000	Enbridge, Inc., 6.000% to 01/15/27 then 3-Month USD Libor + 3.890%, 01/15/77, Series 16-A	Ba1	1,043,411

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2019
Shares or Principal Amount		Moody’s Ratings	Value
	PREFERRED SECURITIES (continued)
	ENERGY (continued)
	Energy Transfer Operating LP
210,480	7.375% to 05/15/23 then 3-Month USD Libor + 4.530%, Series C(1)	Ba2	$5,165,179
116,000	7.600% to 05/15/24 then 3-Month USD Libor + 5.161%, Series E(1)	Ba2	2,939,440
1,600	7.625% to 08/15/23 then 3-Month USD Libor + 4.738%, Series D(1)	Ba2	39,520
	Transcanada Trust
725,000	5.300% to 03/15/27 then 3-Month USD Libor + 3.208%, 03/15/77, Series 17-A	Baa3	722,477
1,825,000	5.500% to 09/15/29 then 3-Month USD Libor + 4.154%, 09/15/79	Baa3	1,886,192
2,000,000	5.875% to 08/15/26 then 3-Month USD Libor + 4.640%, 08/15/76, Series 16-A	Baa3	2,118,760
			15,245,789
	MISCELLANEOUS – 1.7%
450,000	BHP Billiton Finance USA, Ltd., 6.750% to 10/19/25 then USD 5 Year Swap + 5.093%, 10/19/75(4)	Baa1	526,621
	Land O’ Lakes, Inc.
700,000	7.250%, Series B(1)(4)	BB(3)	668,500
3,115,000	8.000%, Series A(1)(4)	BB(3)	3,146,150
			4,341,271
	COMMUNICATIONS – 0.3%
700,000	Vodafone Group PLC, 7.000% to 04/04/29 then USD 5 Year Swap + 4.873%, 04/04/79	Ba1	805,190

	TOTAL PREFERRED SECURITIES
	(Cost $186,581,094)		198,140,784

	CONTINGENT CAPITAL SECURITIES – 19.7%
	BANKS – 18.3%
4,918,000	Australia & New Zealand Banking Group, Ltd., 6.750% to 06/15/26 then USD 5 Year Swap + 5.168%(1)(4)	Baa2	5,450,890
	Banco Bilbao Vizcaya Argentaria SA
2,600,000	6.125% to 11/16/27 then USD 5 Year Swap + 3.870%(1)	Ba2	2,495,090
Shares or Principal Amount		Moody’s Ratings	Value
	CONTINGENT CAPITAL SECURITIES (continued)
	BANKS (continued)
800,000	6.500% to 03/05/25 then USD 5 Year Tsy + 5.192%(1)	Ba2	$816,400
	Banco Mercantil del Norte SA
360,000	7.500% to 06/27/29 then USD 10 Year Tsy + 5.470%(1)(4)	Ba2	365,310
640,000	7.625% to 01/10/28 then USD 10 Year Tsy + 5.353%(1)(4)	Ba2	655,206
	Barclays PLC
8,247,000	7.875% to 03/15/22 then USD 5 Year Swap + 6.772%(1)(4)	Ba3	8,742,694
700,000	8.000% to 06/15/24 then USD 5 Year Tsy + 5.672%(1)	Ba3	744,951
600,000	BBVA Bancomer SA Texas, 5.875% to 09/13/29 then USD 5 Year Tsy + 4.308%, 09/13/34(4)	Baa3	597,750
	BNP Paribas SA
3,000,000	7.375% to 08/19/25 then USD 5 Year Swap + 5.150%(1)(4)	Ba1	3,355,065
1,000,000	7.625% to 03/30/21 then USD 5 Year Swap + 6.314%(1)(4)	Ba1	1,054,100
500,000	Credit Agricole SA, 8.125% to 12/23/25 then USD 5 Year Swap + 6.185%(1)(4)	Baa3	589,688
	Credit Suisse Group AG
1,100,000	6.375% to 08/21/26 then USD 5 Year Tsy + 4.828%(1)(4)	Ba2	1,141,250
500,000	7.250% to 09/12/25 then USD 5 Year Swap + 4.332%(1)(4)	Ba2	535,428
	HSBC Holdings PLC
325,000	6.000% to 05/22/27 then USD 5 Year Swap + 3.746%(1)	Baa3	334,763
850,000	6.500% to 03/23/28 then USD 5 Year Swap + 3.606%(1)	Baa3	889,822
4,918,000	6.875% to 06/01/21 then USD 5 Year Swap + 5.514%(1)	Baa3	5,160,703
1,500,000	Lloyds Banking Group PLC, 7.500% to 09/27/25 then USD 5 Year Swap + 4.496%(1)	Baa3	1,600,657

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2019
Shares or Principal Amount		Moody’s Ratings	Value
	CONTINGENT CAPITAL SECURITIES (continued)
	BANKS (continued)
1,530,000	Macquarie Bank, Ltd., 6.125% to 03/08/27 then USD 5 Year Swap + 3.703%(1)(4)	Ba1	$1,540,939
	Societe Generale SA
250,000	6.750% to 04/06/28 then USD 5 Year Swap + 3.929%(1)(4)	Ba2	254,913
3,500,000	7.375% to 09/13/21 then USD 5 Year Swap + 6.238%(1)(4)	Ba2	3,691,100
750,000	8.000% to 09/29/25 then USD 5 Year Swap + 5.873%(1)(4)	Ba2	845,329
	Standard Chartered PLC
4,200,000	7.500% to 04/02/22 then USD 5 Year Swap + 6.301%(1)(4)	Ba1	4,446,750
250,000	7.750% to 04/02/23 then USD 5 Year Swap + 5.723%(1)(4)	Ba1	270,334
1,600,000	UBS Group Funding Switzerland AG, 7.000% to 01/31/24 then USD 5 Year Swap + 4.344%(1)(4)	Ba1	1,701,200
			47,280,332
	INSURANCE – 1.4%
3,150,000	QBE Insurance Group, Ltd., 7.500% to 11/24/23 then USD 10 Year Swap + 6.030%, 11/24/43(4)	Baa1	3,513,888

	TOTAL CONTINGENT CAPITAL SECURITIES
	(Cost $49,024,021)		50,794,220

	CORPORATE DEBT SECURITIES – 1.5%
	BANKS – 0.9%
100,000	CIT Group, Inc., 6.125%, 03/09/28	Ba1	117,250
84,800	Texas Capital Bancshares, Inc., 6.500%, 09/21/42	Baa3	2,214,128
			2,331,378

	FINANCIAL SERVICES – 0.1%
11,000	B. Riley Financial, Inc., 7.500%, 05/31/27	NR(5)	282,700

	COMMUNICATIONS – 0.5%
	Qwest Corp.
12,347	6.500%, 09/01/56	Ba2	313,861
36,585	6.750%, 06/15/57	Ba2	935,844
			1,249,705

	TOTAL CORPORATE DEBT SECURITIES
	(Cost $3,699,332)		3,863,783
Shares or Principal Amount		Value
	SHORT-TERM INVESTMENTS – 1.1%
	MONEY MARKET FUND – 1.1%
2,779,393	Fidelity Investments Money Market Treasury Portfolio – Class I, 1.820%(7)	$2,779,393

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,779,393)	2,779,393

	TOTAL INVESTMENTS – 99.2%
	(Cost $242,083,840)	255,578,180
	Other Assets in Excess of Liabilities – 0.8%	2,157,378
	TOTAL NET ASSETS – 100.0%	$257,735,558

1     Security is perpetual in nature with no stated maturity date.

2     The interest rate shown reflects the rate in effect as of September 30, 2019.

3     Standard & Poor’s Rating.

4     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

5     Security is unrated by Moody’s, S&P and Fitch.

6     Convertible security.

7     The rate is the annualized seven-day yield as of September 30, 2019.

Libor – London Interbank Offered Rate

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

SOFR – Secured Overnight Financing Rate

Tsy – United States Government Treasury Yield

Summary by Country	Value	% of Net Assets
Australia	$11,032,339	4.3%
Bermuda	23,407,203	9.1
Canada	10,532,817	4.1
France	9,790,194	3.8
Mexico	1,618,266	0.6
Spain	3,311,490	1.3
Switzerland	3,377,878	1.3
United Kingdom	26,004,939	10.1
United States	166,503,054	64.6
Total Investments	255,578,180	99.2
Other Assets in Excess of Liabilities	2,157,378	0.8
Net Assets	$257,735,558	100.0%

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2019

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2019. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Preferred Securities
Banks	$51,193,929	$42,183,537	$—	$93,377,466
Financial Services	769,510	2,220,810	—	2,990,320
Insurance	22,411,501	32,593,789	—	55,005,290
Utilities	11,285,359	15,090,099	—	26,375,458
Energy	8,237,973	7,007,816	—	15,245,789
Miscellaneous	—	4,341,271	—	4,341,271
Communications	—	805,190	—	805,190
Contingent Capital Securities
Banks	—	47,280,332	—	47,280,332
Insurance	—	3,513,888	—	3,513,888
Corporate Debt Securities
Banks	2,214,128	117,250	—	2,331,378
Financial Services	282,700	—	—	282,700
Communications	1,249,705	—	—	1,249,705
Short-Term Investments
Money Market Fund	2,779,393	—	—	2,779,393
Total Investments in Securities	$100,424,198	$155,153,982	$—	$255,578,180
See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments
As of September 30, 2019
Shares		Value
	COMMON STOCKS – 94.7%
	BASIC MATERIALS – 1.0%
	CHEMICALS – 1.0%
205	Materion Corp.	$12,579

	COMMUNICATIONS – 5.4%
	INTERNET – 5.4%
816	Etsy, Inc.(1)	46,104
1,897	Limelight Networks, Inc.(1)	5,748
231	Liquidity Services, Inc.(1)	1,710
233	Mimecast, Ltd.(1)	8,311
76	Q2 Holdings, Inc.(1)	5,994
806	RumbleON, Inc., Class B(1)	2,329
		70,196
	CONSUMER, CYCLICAL – 8.3%
	AUTO PARTS & EQUIPMENT – 3.4%
462	Douglas Dynamics, Inc.	20,591
320	Gentherm, Inc.(1)	13,147
1,010	Modine Manufacturing Co.(1)	11,484
		45,222
	DISTRIBUTION/WHOLESALE – 1.0%
927	Titan Machinery, Inc.(1)	13,293

	LEISURE TIME – 1.8%
1,543	OneSpaWorld Holdings, Ltd.(1)	23,963

	RETAIL – 2.1%
831	MarineMax, Inc.(1)	12,864
364	Rush Enterprises, Inc., Class A	14,043
		26,907
	TOTAL CONSUMER, CYCLICAL	109,385

	CONSUMER, NON-CYCLICAL – 34.5%
	BIOTECHNOLOGY – 10.5%
192	Acceleron Pharma, Inc.(1)	7,586
160	Argenx SE, ADR(1)	18,234
434	Autolus Therapeutics PLC, ADR(1)	5,390
47	CRISPR Therapeutics AG(1)	1,927
160	CytomX Therapeutics, Inc.(1)	1,181
74	Editas Medicine, Inc.(1)	1,683
228	Esperion Therapeutics, Inc.(1)	8,358
134	Exact Sciences Corp.(1)	12,110
224	Genfit, ADR(1)	3,900
1,300	Harvard Bioscience, Inc.(1)	3,997
432	Immunomedics, Inc.(1)	5,728
679	Insmed, Inc.(1)	11,978
73	Intercept Pharmaceuticals, Inc.(1)	4,844
326	Iterum Therapeutics plc(1)	1,923
833	Kindred Biosciences, Inc.(1)	5,706
222	MacroGenics, Inc.(1)	2,833
376	Medicines Co.(1)	18,800
Shares		Value
	COMMON STOCKS (continued)
	CONSUMER, NON-CYCLICAL (continued)
	BIOTECHNOLOGY (continued)
1,079	NeoGenomics, Inc.(1)	$20,630
136	Sangamo Therapeutics, Inc.(1)	1,231
		138,039
	COMMERCIAL SERVICES – 12.3%
369	2U, Inc.(1)	6,007
518	Chegg, Inc.(1)	15,514
87	CoStar Group, Inc.(1)	51,609
57	Grand Canyon Education, Inc.(1)	5,598
335	HealthEquity, Inc.(1)	19,144
452	Paylocity Holding Corp.(1)	44,106
311	ShotSpotter, Inc.(1)	7,162
90	Strategic Education, Inc.	12,229
		161,369
	HEALTHCARE – PRODUCTS – 7.5%
595	AngioDynamics, Inc.(1)	10,960
270	BioLife Solutions, Inc.(1)	4,489
318	Cardiovascular Systems, Inc.(1)	15,111
222	CONMED Corp.	21,345
161	Genomic Health, Inc.(1)	10,919
526	Invacare Corp.	3,945
873	Oxford Immunotec Global PLC(1)	14,518
220	Repligen Corp.(1)	16,872
		98,159
	HEALTHCARE – SERVICES – 3.1%
395	Ensign Group, Inc.	18,735
320	Teladoc Health, Inc.(1)	21,670
		40,405
	PHARMACEUTICALS – 1.1%
609	Cidara Therapeutics, Inc.(1)	1,215
132	Enanta Pharmaceuticals, Inc.(1)	7,931
81	Intellia Therapeutics, Inc.(1)	1,081
128	Jounce Therapeutics, Inc.(1)	426
334	Melinta Therapeutics, Inc.(1)	1,273
242	Paratek Pharmaceuticals, Inc.(1)	1,045
197	Spero Therapeutics, Inc.(1)	2,088
		15,059
	TOTAL CONSUMER, NON-CYCLICAL	453,031

	ENERGY – 1.5%
	ENERGY-ALTERNATE SOURCES – 0.9%
560	Enphase Energy, Inc.(1)	12,449

	OIL & GAS SERVICES – 0.6%
178	DMC Global, Inc.	7,828
	TOTAL ENERGY	20,277

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments (continued)
As of September 30, 2019
Shares		Value
	COMMON STOCKS (continued)
	FINANCIAL – 2.5%
	INSURANCE – 1.4%
281	eHealth, Inc.(1)	$18,768

	PRIVATE EQUITY – 0.5%
410	Victory Capital Holdings, Inc., Class A	6,306

	REITS – 0.6%
77	Innovative Industrial Properties, Inc.	7,112
	TOTAL FINANCIAL	32,186

	INDUSTRIAL – 17.1%
	ELECTRONICS – 2.2%
768	Fluidigm Corp.(1)	3,556
243	OSI Systems, Inc.(1)	24,679
		28,235
	ENGINEERING & CONSTRUCTION – 2.1%
258	Dycom Industries, Inc.(1)	13,171
207	NV5 Global, Inc.(1)	14,132
		27,303
	ENVIRONMENTAL CONTROL – 1.1%
752	AquaVenture Holdings, Ltd.(1)	14,611

	HAND/MACHINE TOOLS – 1.1%
886	Luxfer Holdings PLC	13,804

	MACHINERY-DIVERSIFIED – 3.6%
139	Albany International Corp., Class A	12,532
222	Chart Industries, Inc.(1)	13,844
589	Columbus McKinnon Corp.	21,458
		47,834
	METAL FABRICATE/HARDWARE – 2.9%
380	Lawson Products, Inc.(1)	14,718
143	RBC Bearings, Inc.(1)	23,725
		38,443
	MISCELLANEOUS MANUFACTURING – 3.8%
602	Axon Enterprise, Inc.(1)	34,181
160	John Bean Technologies Corp.	15,909
		50,090
	TRANSPORTATION – 0.3%
268	CryoPort, Inc.(1)	4,383
	TOTAL INDUSTRIAL	224,703

Shares		Value
	COMMON STOCKS (continued)
	TECHNOLOGY – 24.4%
	COMPUTERS – 6.1%
851	Carbonite, Inc.(1)	$13,182
166	Globant SA(1)	15,202
691	Kornit Digital, Ltd.(1)	21,269
131	Rapid7, Inc.(1)	5,946
695	Virtusa Corp.(1)	25,034
		80,633
	SEMICONDUCTORS – 4.3%
924	Brooks Automation, Inc.	34,216
202	CEVA, Inc.(1)	6,032
80	Power Integrations, Inc.	7,234
347	Rudolph Technologies, Inc.(1)	9,147
		56,629
	SOFTWARE – 14.0%
66	Cloudflare, Inc.(1)	1,226
322	Cornerstone OnDemand, Inc.(1)	17,652
193	Coupa Software, Inc.(1)	25,007
38	HubSpot, Inc.(1)	5,761
1,500	LivePerson, Inc.(1)	53,550
142	Paycom Software, Inc.(1)	29,748
585	Pluralsight, Inc., Class A(1)	9,825
144	PROS Holdings, Inc.(1)	8,582
550	SPS Commerce, Inc.(1)	25,888
187	Upland Software, Inc.(1)	6,519
		183,758
	TOTAL TECHNOLOGY	321,020

	TOTAL COMMON STOCKS
	(Cost $1,297,017)	1,243,377

	SHORT-TERM INVESTMENTS – 3.6%
	MONEY MARKET FUND – 3.6%
47,634	Fidelity Investments Money Market Treasury Portfolio – Class I, 1.820%(2)	47,634

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $47,634)	47,634

	TOTAL INVESTMENTS – 98.3%
	(Cost $1,344,651)	1,291,011
	Other Assets in Excess of Liabilities – 1.7%	22,313
	TOTAL NET ASSETS – 100.0%	$1,313,324

1     Non-income producing security.

2     The rate is the annualized seven-day yield as of September 30, 2019.

ADR – American Depository Receipt

PLC – Public Limited Company

SA – Corporation

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments (continued)
As of September 30, 2019
Summary by Industry Group	Value	% of Net Assets
Common Stocks
Auto Parts & Equipment	$45,222	3.4%
Biotechnology	138,039	10.5
Chemicals	12,579	1.0
Commercial Services	161,369	12.3
Computers	80,633	6.1
Distribution/Wholesale	13,293	1.0
Electronics	28,235	2.2
Energy-Alternate Sources	12,449	1.0
Engineering & Construction	27,303	2.1
Environmental Control	14,611	1.1
Hand/Machine Tools	13,804	1.1
Healthcare-Products	98,159	7.5
Healthcare-Services	40,405	3.1
Insurance	18,768	1.4
Internet	70,196	5.3
Leisure Time	23,963	1.8
Machinery-Diversified	47,834	3.6
Summary by Industry Group	Value	% of Net Assets
Metal Fabricate/Hardware	$38,443	2.9%
Miscellaneous Manufacturing	50,090	3.8
Oil & Gas Services	7,828	0.6
Pharmaceuticals	15,059	1.2
Private Equity	6,306	0.5
REITS	7,112	0.5
Retail	26,907	2.1
Semiconductors	56,629	4.3
Software	183,758	14.0
Transportation	4,383	0.3
Total Common Stocks	1,243,377	94.7
Short-Term Investments
Money Market Fund	47,634	3.6
Total Short-Term Investments	47,634	3.6
Total Investments	1,291,011	98.3
Other Assets in Excess of Liabilities	22,313	1.7
Total Net Assets	$1,313,324	100.0%

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2019. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 3 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,243,377	$—	$—	$1,243,377
Short-Term Investments	47,634	—	—	47,634
Total Investments in Securities	$1,291,011	$—	$—	$1,291,011

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
September 30, 2019
	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Assets:
Investments, at value	$255,578,180	$1,291,011
Cash	41	—
Receivables:
Interest	1,785,583	146
Capital shares sold	411,569	9,500
Dividends	353,033	165
Investment securities sold	—	16,953
Deferred offering costs (see note 4)	—	96,828
Prepaid expenses	29,771	6,812
Total assets	258,158,177	1,421,415

Liabilities:
Payables:
Due to Adviser (see note 3)	157,918	68,031
Capital shares redeemed	85,042	—
Transfer agent fees and expenses	64,099	4,663
Professional fees	32,748	15,502
Distribution fees	30,853	44
Accounting and administrative fees	25,429	2,194
Custody fees	6,793	5,322
Chief compliance officer fees	4,037	20
Investment securities purchased	—	12,194
Accrued other expenses	15,700	121
Total liabilities	422,619	108,091
Net assets	$257,735,558	$1,313,324

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$243,490,214	$1,362,483
Total distributable earnings (accumulated deficit)	14,245,344	(49,159)
Net assets	$257,735,558	$1,313,324

Net assets:
Class I	$194,582,627	$1,093,372
Class A	34,087,854	219,952
Class C	29,065,077	—

Shares outstanding:
Class I	10,570,492	118,224
Class A	1,844,696	23,758
Class C	1,565,906	—

Net asset value per share:
Class I	$18.41	$9.25
Class A	18.48	9.26
Maximum offering price per share(1)	19.35	9.70
Class C	18.56	—

Total investments, at cost	$242,083,840	$1,344,651

1    Includes a sales charge of 4.50%

See accompanying Notes to Financial Statements

Statements of Operations
For the Period Ended September 30, 2019
	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund*
Investment income:
Interest income (net of foreign withholding taxes of $423 and $0, respectively)	$7,950,612	$310
Dividend income	5,203,493	446
Total investment income	13,154,105	756

Expenses:
Management fees (see note 3)	1,651,851	1,502
Transfer agent fees and expenses	466,527	4,668
Accounting and administrative fees	169,571	4,041
Professional fees	122,811	15,503
Trustee fees	47,474	—
Chief financial officer fees	43,997	9
Chief compliance officer fees	39,190	27
Registration fees	35,175	457
Shareholder reporting fees	33,800	72
Insurance expense	25,476	696
Custody fees	23,158	5,322
Offering costs (see note 4)	—	16,396
Distribution fees Class C	278,105	—
Distribution fees Class A	72,046	47
Other expenses	22,233	49
Total expenses:	3,031,414	48,789
Expenses waived and reimbursed from adviser (see note 3)	—	(46,694)
Net expenses	3,031,414	2,095
Net investment income (loss)	10,122,691	(1,339)

Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	110,083	(6,581)
Net change in unrealized appreciation (depreciation) on:
Investments	11,010,989	(53,640)
Net realized and unrealized gain (loss)	11,121,072	(60,221)
Net increase (decrease) in net assets resulting from operations	$21,243,763	$(61,560)

*  Reflects operations for the period from August 8, 2019 (commencement of operations) to September 30, 2019.

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Destra Flaherty & Crumrine Preferred and Income Fund		Destra Granahan Small Cap Advantage Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2019*
Increase (decrease) in net assets resulting from operations
Net investment income (loss)	$10,122,691	$11,082,040	$(1,339)
Net realized gain (loss) on investments	110,083	2,646,383	(6,581)
Net change in unrealized appreciation (depreciation)	11,010,989	(14,344,779)	(53,640)
Net increase (decrease) in net assets resulting from operations	21,243,763	(616,356)	(61,560)

Distributions to shareholders:
Class I	(9,222,883)	(9,108,011)	—
Class A	(1,570,678)	(2,216,434)	—
Class C	(1,315,727)	(1,340,915)	—
Total distributions to shareholders	(12,109,288)	(12,665,360)	—

Capital transactions:
Proceeds from shares sold:
Class I	91,812,363	70,299,728	1,146,464
Class A	15,771,993	12,485,644	228,420
Class C	3,243,740	6,048,686	—

Reinvestment of distributions:
Class I	7,349,757	7,210,681	—
Class A	1,276,078	1,611,988	—
Class C	989,922	977,777	—

Cost of shares redeemed:
Class I	(69,711,175)	(104,799,719)	—
Class A	(14,975,319)	(48,361,885)	—
Class C	(6,110,898)	(8,164,312)	—
Net increase (decrease) in net assets from capital transactions	29,646,461	(62,691,412)	1,374,884
Total increase (decrease) in net assets	38,780,936	(75,973,128)	1,313,324

Net assets:
Beginning of period	218,954,622	294,927,750	—
End of period	$257,735,558	$218,954,622	$1,313,324

Capital share transactions:
Shares sold:
Class I	5,250,467	3,848,790	118,224
Class A	887,082	680,385	23,758
Class C	182,139	325,360	—

Shares reinvested:
Class I	423,303	397,773	—
Class A	73,418	88,399	—
Class C	57,036	53,526	—

Shares redeemed:
Class I	(4,014,621)	(5,746,695)	—
Class A	(859,130)	(2,633,565)	—
Class C	(348,133)	(444,378)	—
Net increase (decrease) from capital share transactions	1,651,561	(3,430,405)	141,982

*  Reflects operations for the period from August 8, 2019 (commencement of operations) to September 30, 2019.

See accompanying Notes to Financial Statements

Financial Highlights
For a share of common stock outstanding throughout the periods indicated

Destra Flaherty & Crumrine Preferred and Income Fund
											Ratios to average net assets
Year ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(2)	Gross expenses	Net expenses(3)	Net investment income(3)	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2019	$17.73	$0.84	$0.86	$1.70	$(0.86)	$(0.16)	$(1.02)	$—	$18.41	10.13%	1.22%	1.22%	4.75%	$194,583	18%
2018	18.68	0.83	(0.83)	0.00	(0.85)	(0.10)	(0.95)	—	17.73	0.02	1.18	1.18	4.59	158,002	7
2017	18.14	0.82	0.53	1.35	(0.81)	—	(0.81)	—	18.68	7.70	1.25	1.25	4.48	194,525	18
2016	17.00	0.83	1.03	1.86	(0.73)	—	(0.73)	0.01	18.14	11.24	1.19	1.19	4.75	129,427	13
2015	16.86	0.88	0.06	0.94	(0.82)	—	(0.82)	0.02	17.00	5.77	1.47	1.22	5.10	29,417	29
Class A
2019	17.79	0.80	0.87	1.67	(0.82)	(0.16)	(0.98)	—	18.48	9.88	1.47	1.47	4.51	34,088	18
2018	18.75	0.79	(0.85)	(0.06)	(0.80)	(0.10)	(0.90)	—	17.79	(0.29)	1.43	1.43	4.29	31,021	7
2017	18.20	0.77	0.55	1.32	(0.77)	—	(0.77)	—	18.75	7.46	1.50	1.50	4.24	67,639	18
2016	17.07	0.78	1.03	1.81	(0.68)	—	(0.68)	—	18.20	10.84	1.46	1.46	4.46	78,613	13
2015	16.94	0.84	0.06	0.90	(0.77)	—	(0.77)	—	17.07	5.38	2.12	1.50	4.86	21,718	29
Class C
2019	17.87	0.67	0.87	1.54	(0.69)	(0.16)	(0.85)	—	18.56	9.02	2.22	2.22	3.76	29,065	18
2018	18.83	0.66	(0.85)	(0.19)	(0.67)	(0.10)	(0.77)	—	17.87	(1.02)	2.17	2.17	3.60	29,932	7
2017	18.28	0.64	0.54	1.18	(0.63)	—	(0.63)	—	18.83	6.64	2.25	2.25	3.51	32,764	18
2016	17.14	0.65	1.04	1.69	(0.55)	—	(0.55)	—	18.28	10.03	2.20	2.20	3.69	29,023	13
2015	17.00	0.71	0.07	0.78	(0.64)	—	(0.64)	—	17.14	4.64	2.69	2.25	4.09	8,408	29

1      Based on average shares outstanding during the period.

2      Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

3      The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 4)

See accompanying Notes to Financial Statements

Financial Highlights
For a share of common stock outstanding throughout the periods indicated

Destra Granahan Small Cap Advantage Fund
											Ratios to average net assets(5)
Period ending September 30,	Net asset value, beginning of period	Net investment (loss)(1)	Net realized and unrealized (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(2)(3)	Gross expenses	Net expenses(4)	Net investment (loss)(4)	Net assets, end of period (in thousands)	Portfolio turnover rate(2)
Class I
2019(6)	$10.00	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—	$9.25	(7.50)%	35.78%	1.50%	(0.95)%	$1,093	86%
Class A
2019(6)	10.00	(0.02)	(0.72)	(0.74)	—	—	—	—	9.26	(7.40)	36.03	1.75	(1.19)	220	86

1      Based on average shares outstanding during the period.

2      Not annualized for periods less than one year.

3      Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

4      The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 4).

5      Annualized for periods less than one year.

6      Commenced operations on August 8, 2019.

See accompanying Notes to Financial Statements

Notes to the Financial Statements
September 30, 2019

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010 as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2019, the Trust consisted of two series of diversified portfolios (collectively, the “Funds” and each individually a “Fund”): Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”), which commenced operations on April 12, 2011, and Destra Granahan Small Cap Advantage Fund (“Small Cap Advantage Fund”), which commenced operations on August 8, 2019. Effective September 18, 2019, the Destra Wolverine Dynamic Asset Fund (“Dynamic Asset Fund”), a former series of the Trust, was closed. The Dynamic Asset Fund liquidated all of its assets and distributed all remaining cash pro rata to shareholders of the Dynamic Asset Fund. The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Small Cap Advantage Fund’s investment objective is to seek long-term capital appreciation by investing in securities of issuers with small market capitalization. The Preferred and Income Fund currently offers three classes of shares, Classes A, C, and I. The Small Cap Advantage Fund currently offers two classes of shares, Classes A and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest (“Shares”) in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies under U.S. GAAP and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

(a) Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise are valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value (“NAV”), the Funds value these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”.

Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with FASB ASC Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets that the Funds have the ability to access. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

Notes to the Financial Statements
September 30, 2019 (continued)

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ valuation policies and procedures are approved by the Board of Trustees.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Allocation of Income and Expenses

In calculating the NAV per Share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of Shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as management fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(d) Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Funds deposit cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

(e) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f) Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. The Preferred and Income Fund expects to pay monthly distributions and the Small Cap Advantage Fund expects to pay annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(g) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Notes to the Financial Statements
September 30, 2019 (continued)

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Management Agreement

Pursuant to an Investment Management Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment adviser (the “Adviser”), subject to the oversight of the Trust’s Board of Trustees, the Adviser is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s respective investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Adviser receives an annual management fee payable monthly, at an annual rate of 0.75% and 1.10% respectively, of the average daily net assets of the Preferred and Income Fund and Small Cap Advantage Fund.

The Trust and the Adviser have a fee waiver and expense limitation arrangement whereby the Adviser has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I Shares of Preferred and Income Fund to 1.50%, 2.25%, and 1.25%, respectively, and of Class A and Class I Shares of Small Cap Advantage Fund to 1.75%, and 1.50%, respectively (the “Expense Limitation Agreement”). The Expense Limitation Agreement will continue in effect until August 7, 2029. The Expense Limitation Agreement may be terminated or modified prior to August 7, 2029 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business)) to the average net assets of the class of Shares.

Under the terms of the Expense Limitation Agreement, any such contractual reductions made by the Adviser in its payment of expenses which are each Fund’s obligation are subject to reimbursement by each Fund to the Adviser for a period of three fiscal years following the end of the fiscal year in which such reduction or payment was accrued, except for initial organizational expenses which are subject to reimbursement by each Fund to the Adviser for a period of three years from the date on which such expenses were incurred, if so requested by the Adviser, the aggregate amount actually paid by each Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on each Fund’s expenses. During the period ended September 30, 2019, expenses totaling $0 and $46,694 were waived and/or reimbursed from the Adviser to the Preferred and Income Fund and Small Cap Advantage Fund, respectively.

The following table presents amounts eligible for recovery at September 30, 2019:

Small Cap Advantage Fund
For eligible expense reimbursements expiring:
September 30, 2022	$46,694

Sub-Advisory Agreements

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Small Cap Advantage Fund has retained Granahan Investment Management, Inc. (“Granahan”) to serve as its investment sub-adviser.

The Adviser has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty an amount equal to one half of the net management fees collected by the Adviser, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Preferred and Income Fund.

The Adviser has agreed to pay from its own assets an annualized sub-advisory fee to Granahan an amount equal to one half of the net advisory fees collected by the Adviser, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Small Cap Advantage Fund.

Administrator, Custodian and Accounting Agent

UMB Fund Services, Inc. (“UMBFS”) serves as each Fund’s Administrator and Accounting Agent pursuant to the Fund Administration and Accounting Agreements. UMB Bank, N.A. serves as each Fund’s Custodian.

Transfer Agent

Effective October 26, 2018, UMBFS also serves as each Fund’s Transfer Agent. Prior to October 26, 2018, The Bank of New York Mellon served as each Fund’s Transfer Agent.

Notes to the Financial Statements
September 30, 2019 (continued)

4. OFFERING COSTS

The Small Cap Advantage Fund’s total offering costs of $113,224 represent the total amount incurred in connection with the offering and initial registration and is being amortized on a straight-line basis over the first twelve months of the Small Cap Advantage Fund’s operations which began on August 8, 2019, the commencement of operations date. As of September 30, 2019, $96,828 of offering costs remain as an unamortized deferred asset, while $16,396 has been expensed subject to the Small Cap Advantage Fund’s Expense Limitation Agreement (see Note 3).

5. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A Shares and the Preferred and Income Fund’s Class C Shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A Shares and the Preferred and Income Fund’s C Shares, respectively. Payments are made to Destra Capital Investments LLC, the Funds’ distributor (the “Distributor”), which may make ongoing payments to financial intermediaries based on the value of each Fund’s Shares held by such intermediaries’ customers.

6. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund does not expect to be subject to U.S. federal excise tax.

At September 30, 2019, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Cost of investments	$242,087,642	$1,350,455
Gross unrealized appreciation	$14,660,745	$38,662
Gross unrealized depreciation	$(1,170,207)	$(98,106)
Net unrealized appreciation (depreciation)	$13,490,538	$(59,444)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share.

The permanent differences are related to prior year conversion true-ups and non-deductible offering costs for the Flaherty & Crumrine Preferred and Income Fund and the Granahan Small Cap Advantage Fund, respectively.

For the period ended September 30, 2019, permanent differences in book and tax accounting have been reclassified to capital and total distributable earnings as follows:

	Capital	Total Distributable Earnings
Preferred and Income Fund	$(6,980)	$6,980
Small Cap Advantage Fund	$(12,401)	$12,401

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Undistributed ordinary income	$282,532	$11,062
Undistributed long-term capital gains	41,798	—
Tax accumulated earnings	324,330	11,062
Accumulated capital and other losses	—	(777)
Temporary book and tax differenes	430,476	—
Unrealized appreciation (depreciation) on investments	13,490,538	(59,444)
Total accumulated earnings (deficit)	$14,245,344	$(49,159)

Notes to the Financial Statements
September 30, 2019 (continued)

The tax character of distributions paid during the fiscal years ended September 30, 2019 and 2018 for the Preferred and Income fund were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$10,417,818	$11,246,382
Net long term capital gains	1,691,470	1,418,978
Total distributions paid	$12,109,288	$12,665,360

There were no distributions paid by the Small Cap Advantage Fund during the period ended September 30, 2019.

At September 30, 2019, the Funds had an accumulated non-expiring capital loss carry forward as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Short-term	$—	$777
Long-term	—	—
Total	$—	$777

To the extent that the Funds may realize future net capital gains, those gains will be offset by any of their unused non-expiring capital loss carry forward. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

7. INVESTMENT TRANSACTIONS

For the period ended September 30, 2019, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Preferred and Income Fund	$64,152,628	$38,522,888
Small Cap Advantage Fund	2,192,922	889,324

8. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A Shares are subject to an initial sales charge of up to 4.50% on purchases of less than $1,000,000. The Funds’ Shares are purchased at NAV per Share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or their authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of Shares. Redemption requests will be processed at the next NAV per Share calculated after a redemption request is accepted.

A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Preferred and Income Fund’s Prospectus.

For the period ended September 30, 2019, various broker dealers received $79,214 and $0 of sales charges from Shares sold of the Preferred and Income Fund and Small Cap Advantage Fund, respectively. Sales charges from Shares sold of the Funds received by affiliates amounted to $10,813 and $0 for the Preferred and Income Fund and Small Cap Advantage Fund, respectively.

9. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Credit and Counterparty Risk — Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Notes to the Financial Statements
September 30, 2019 (continued)

Financial Services Companies Risk — The Preferred and Income Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; and volatile interest rates.

Interest Rate Risk — If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.

Smaller Companies Risk — The Small Cap Advantage Fund will hold securities of small- and/or mid-cap companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies. Smaller capitalization issuers are often not as diversified in their business activities and frequently have fewer product lines, financial resources and management experience than issuers with larger market capitalizations. Additionally, reduced trading volume of securities of smaller issuers may make such securities more difficult to sell than those of larger companies.

10. TRUSTEES AND OFFICERS

Effective April 1, 2019, the Destra Fund Complex (consisting of the Funds, the Destra Multi-Alternative Fund, the Destra International & Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series), will pay each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for his services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year.

Prior to April 1, 2019, the Trust paid each Trustee $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 per series for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting. The Trust paid the Chairman of the Board an additional $3,000 per series per year for his services in that capacity.

The Trust pays the chief financial officer and chief compliance officer an annual retainer of $56,000 and $50,000, respectively, for their services in this capacity. Each Fund pays its portion of each retainer on a pro rata basis according to each Fund’s average net assets.

11. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Effective September 30, 2019, management has evaluated the impact of applying this provision and determined that the early adoption of this ASU does not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issuance and determined that there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Destra Flaherty & Crumrine Preferred and
Income Fund and Destra Granahan Small Cap Advantage Fund and
Board of Trustees of Destra Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund (the “Funds”), each a series of Destra Investment Trust, as of September 30, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the year then ended, including the related notes, for Destra Flaherty & Crumrine Preferred and Income Fund, and the related statements of operations and changes in net assets and the financial highlights for the period August 8, 2019 (commencement of operations) through September 30, 2019, including the related notes, for Destra Granahan Small Cap Advantage Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Destra Flaherty & Crumrine Preferred and Income Fund’s financial statements and financial highlights for the years ended September 30, 2017 and prior were audited by other auditors, whose report dated November 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.
Chicago, Illinois
November 27, 2019

Additional Information
September 30, 2019 (unaudited)

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the period ended September 30, 2019, the Preferred and Income Fund and Small Cap Advantage Fund had 66.68% and 0%, respectively, of dividends paid from net investment income qualify for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the period ended September 30, 2019, the Preferred and Income Fund and Small Cap Advantage Fund had 100% and 0%, respectively, of dividends paid from net investment income designated as qualified dividend income.

Proxy Voting — Policies and procedures that the Funds use to determine how to vote proxies as well as information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling 844-9DESTRA (933-7872), or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or its successor form). The Funds’ Form N-Q (or its successor form) is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Trustees and Officers Information
September 30, 2019 (unaudited)

TRUSTEES AND OFFICERS (UNAUDITED)

The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees, one of whom is an “Interested Person” (as the term “Interested Person” is defined in the 1940 Act) and three of whom are not Interested Persons (referred to herein as “Independent Trustees” and together with the Interested Person, the “Trustees”). None of the Independent Trustees has ever been a Trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The identity of the Trustees and the Trusts’ executive officers and biographical information as of September 30, 2019 is set forth below. The address for each Trustee is c/o Destra Investment Trust, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	2014	Mortgage Banker, The Mortgage Company (January 2018 to present); Financial Planner (self-employed, consulting) (January 2018 to present); Private Investor, (January 2011 to present); Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser) (April 2005 to December 2010); Member (June 2012 to present) and Manager (2013 to 2015), Iroquois Valley Farms LLC (a farmland finance company); Board Member, Clean Energy Credit Union (September 2017 to April 2019).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Michael S. Erickson Birth year: 1952	2014	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffery S. Murphy Birth year: 1966	2017	Retired (2014 to present); Executive Manager, Affiliated Managers Group, Inc. (an asset manager) (1995 to 2014).	4	Aston Funds, 2010 to 2014

Trustees and Officers Information
September 30, 2019 (unaudited) (continued)
Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Interested Trustee
Nicholas Dalmaso,(2) Chairman Birth year: 1965	2010

General Counsel and Chief Compliance Officer of M1 Holdings LLC (2014 to present); General Counsel and Chief Compliance Officer of M1 Finance LLC (an investment adviser) (2014 to present); General Counsel and Chief Compliance Officer of M1 Advisory Services LLC (an investment adviser) (2014 to present); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018); Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC (2010 to 2014); President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC (2010 to 2014); President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC (2010 to 2014); Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II (2010 to 2014).

			4	None

1     The Fund Complex consists of the Trust, the Destra International & Event-Driven Credit Fund, the Destra Multi-Alternative Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

2     Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his position with Destra Capital Management LLC and its subsidiaries.

The following persons serve as the Trusts’ executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Trust	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2016	Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to present); Global Product & Strategic Relationship Director, Aviva Investors (2009 to 2011).
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018

Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).

Jane Hong Shissler Birth year: 1972	Chief Compliance Officer and Secretary since 2016	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP.

The address for each executive officer is c/o Destra Investment Trust, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606.

Approval of Investment Management and Sub-Advisory Agreements
September 30, 2019 (unaudited)

At the special meeting of the Board held on May 21, 2019, by a unanimous vote, the Board, including all of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the investment advisory agreement between the Fund and the Investment Adviser (the “Investment Management Agreement”) and the investment sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement,” and together with the Investment Management Agreement, the “Advisory Agreements”).

In advance of the May 21, 2019 meeting, the Independent Trustees requested and received materials from the Investment Adviser and Sub-Adviser to assist them in considering the approval of the Advisory Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreements, nor are the items described herein all-encompassing of the matters considered by the Board.

Also in advance of the May 21, 2019 meeting, the Independent Trustees received a memorandum from independent counsel to the Independent Trustees discussing the fiduciary duties of the Board in connection with their consideration of the Advisory Agreements.

The Board engaged in a detailed discussion of the materials with management of each of the Adviser and Sub-Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials and a discussion of the memorandum outlining their fiduciary duties. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Destra and Granahan to the Fund under the Advisory Agreements, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Destra and Granahan, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of Destra and Granahan who would provide the investment advisory and/or administrative services to the Fund. The Board determined that both Destra’s and Granahan’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account both Destra’s and Granahan’s respective compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

PERFORMANCE

The Board considered the investment experience of both Destra and Granahan. Because the Fund had not yet commenced operations, the Board was not able to review Fund performance.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board reviewed the advisory fee rates and expected total expense ratio of the Fund. The Board compared the advisory fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other comparable funds. The Board concluded that the advisory fees to be paid by the Fund to the Adviser, the sub-advisory fees to be paid by the Adviser to the Sub-Adviser, and the pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the Advisory Agreements. The Board determined that, since the Fund has no assets, economies of scale were not present at this time.

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

The Board discussed the information related to Destra’s and Granahan’s projected profitability from their management of the Fund. However, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also considered other benefits to be received by Destra and Granahan from their management of the Fund, including, without limitation, the ability to market their advisory services for similar products in the future. The Board noted that both Destra and Granahan did not have affiliations with the Fund’s transfer agent, administrator, or custodian,

Approval of Investment Management and Sub-Advisory Agreements
September 30, 2019 (unaudited) (continued)

but the Board noted that Destra and the Fund’s distributor are affiliated and Destra may derive a benefit from the distributor’s relationship with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Advisory Agreements each for an initial two year term.

Trust Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert A. Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Chicago, IL
Jeffrey S. Murphy
Nicholas Dalmaso*	Derek Mullins	Sub-Advisers
	Chief Financial Officer	Flaherty & Crumrine Inc.
	and Treasurer	Pasadena, CA
	Jane Hong Shissler	Granahan Investment Management Inc.
	Chief Compliance Officer	Waltham, MA
and Secretary
Distributor
* “Interested Person” of the Trust, as defined in the Investment Company Act of 1940, as amended.		Destra Capital Investments LLC
Chicago, IL

Custodian
UMB Bank, N.A.
Kansas City, MO

Administrator, Accounting Agent,
and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, WI

Legal Counsel Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your Shares of the Trust?

• If your Shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2019 and 2018 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended September 30, 2018	$40,000*
Fiscal year ended September 30, 2019	$29,500

*	Represents final billed fees for professional services rendered during the fiscal year ended 2018.

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2018	None
Fiscal year ended September 30, 2019	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2018	$10,000*
Fiscal year ended September 30, 2019	$ 6,500

*	Represents final billed fees for professional services rendered during the fiscal year ended 2018.

(d) All Other Fees.

Fiscal year ended September 30, 2018	None
Fiscal year ended September 30, 2019	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act, Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act, Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Destra Investment Trust

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/09/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/09/2019

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	12/09/2019